UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 21, 2020

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-905	PPL Electric Utilities Corporation			23-0959590
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	PPL Corporation
☐	PPL Electric Utilities Corporation

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐	PPL Corporation
☐	PPL Electric Utilities Corporation

Section 8 - Other

Item 8.01 Other

On May 21, 2020, PP&L Industrial Customer Alliance ("PPLICA") filed a complaint (the "Complaint") with the Federal Energy Regulatory Commission (the "Commission") (Docket No. EL20-48) alleging that PPL Electric Utilities Corporation's ("PPL Electric") base return on equity ("ROE") used to determine PPL Electric's formula transmission rate is unjust and unreasonable, and proposing an alternative ROE of 8% (the "Proposed Alternate Rate").

PPL Electric believes that PPLICA's Complaint and Proposed Alternate Rate are premised upon flawed calculations and assumptions. PPLICA purportedly calculated its Proposed Alternate Rate based on methodology described in the Commission's November 2019 Opinion No. 569. However, that methodology was the subject of several requests for rehearing before the Commission and, at its May 21, 2020 Open Meeting, the Commission partially granted requests for rehearing of Opinion No. 569 and issued revised methodology for analyzing the return on equity component of public utilities' transmission rates.

Separate from base ROE methodology at issue in the Complaint, PPL Electric expects to continue to utilize incentive rates in its formula transmission rate, including potential changes to incentive rates being considered by the Commission in Docket RM20-10. These potential changes include increasing the ROE incentive for participating in a Regional Transmission Organization (RTO), which PPL Electric does, from 0.5% to 1.0% plus included other project related incentives, all of which would be added to the base ROE. PPL Electric will also consider additional changes to its formula transmission rate as appropriate.

PPL Electric and PPL Corporation (together, the "companies") are studying the Complaint and the Commission's revised return on equity methodology. The companies cannot predict the outcome of this matter, but will vigorously dispute the Complaint and its allegations, analysis and conclusions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President-Finance and Regulatory Affairs and Controller

Dated:  May 22, 2020